EXHIBIT 32.1


                             Transbotics Corporation

                   Certification of Periodic Financial Report
                        Pursuant to 18 U.S.C Section 1350


Pursuant to 18 U.S.C Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act 2002, the undersigned officers of the Transbotics Corporation (the "Company") certify that the quarterly report on Form 10-QSB of the Company for the fiscal period ending February 28, 2006 fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act 1934, and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 10, 2007

                                  /S/ CLAUDE IMBLEAU
                                  -------------------------------------
                                          Claude Imbleau
                                          President and CFO
                                          (principal financial officer)

                                 /S/ R. TODD PLYLER
                                 --------------------------------------
                                          R. Todd Plyler
                                          Principal Accounting Officer


* This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.




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